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THIS DOCUMENT IS A CONFIRMING COPY OF THE REPORT ON FORM 8-K PREVIOUSLY FILED
ON PAPER ON DECEMBER 20, 1993.

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 10, 1993


                   Park Communications, Inc.

         Exact name of registrant as specified in its charter)


    Delaware            0-12743                  16-0986694
(State or other    (Commission File Number)      (IRS Employer
jurisdiction                                     Identification
of incorporation)                                No.)



              Terrace Hill, Ithaca, N.Y. 14850
            (Address of principal executive offices)

Registrant's telephone number, including area code: 607-272-9020


                             N/A
(Former name or former address, if changed since last report)
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Item 1.  Change of Control.

    As reported in Registrant's quarterly report on Form 10-Q for the period ended September 30, 1993, Roy H. Park ("Mr. Park"), Chairman of the Board of the Registrant, and owner of approximately 89.69% of Registrant's outstanding common stock, died on October 25, 1993. On December 10, 1993, Mr. Park's widow, Dorothy D. Park, was issued letters testamentary by the Surrogate's Court of Tompkins County, New York (File No. 93a180-P), authorizing and empowering her to act as the personal representative of Mr. Park's estate to do and perform all acts requisite to the proper administration and disposition of the estate under the laws of New York. As the personal representative of the estate, Mrs. Park has the power, subject to the provisions of Mr. Park's will, applicable state law and Mrs. Park's fiduciary duties and obligations as personal representative, to control the shares of the Registrant previously held by Mr. Park, which power includes but is not limited to the power to vote and dispose of such shares. Under the will, an amount of shares previously held by Mr. Park equal to 51% of the Registrant's outstanding common stock has been bequeathed to Park Foundation, Inc., a North Carolina non-profit corporation. A disposition by the estate of any of the stock so bequeathed may require the consent of Park Foundation, Inc. The balance of the shares previously held by Mr. Park become part of Mr. Park's residuary estate. After payment of all debts, expenses of estate administration, and estate, legacy, succession, transfer and like taxes of the estate, the residuary estate is bequeathed to Park Foundation, Inc. Mrs. Park is the secretary and one of two current members of the board of directors of Park Foundation, Inc.

Item 5.

    At a meeting of the Registrant's board of directors on November 12, 1993, Dorothy D. Park, widow of Roy H. Park and the Secretary and a director of the Registrant, was elected Chairman of the Board of the Registrant. At the quarterly meeting of the Registrant's board of directors held on November 29, 1993, Roy H. Park, Jr., son of Roy H. Park and Dorothy D. Park, was elected to the Registrant's board of directors to fill the vacancy on the board created by the death of Mr. Park. On July 29, 1993, J. Markham Green, a limited partner in the investment banking firm of Goldman, Sachs & Co., was elected to the Registrant's board of directors to fill the vacancy created by the death of Kenneth B. Skinner.


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    Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PARK COMMUNICATIONS, INC.

    Date:     12/17/93       /s/ Dorothy D. Park
                        _____________________________
                             Dorothy D. Park
                             Chairman of the Board

    Date:     12/17/93       /s/ Wright M. Thomas
                        _____________________________
                             Wright M. Thomas
                        President, Chief Operating Officer,
                        Treasurer, Assistant Secretary and
                        Director (Principal Financial Officer)